EXHIBIT 10.3

THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

SUBSCRIPTION AGREEMENT

RETURN TO:

EVIO, Inc.

62930 O. B. Riley Rd

Suite 300

Bend, OR 97703

INVESTOR INFORMATION
Name of Investor	Tax I.D.
Street Address
City State Zip Code
Phone Email State/Nation of Residency
Name and Title of Authorized Representative, if investor is an entity or custodial account
Type of Entity or Custodial Account (IRA, corporation, partnership, trust, limited liability company, etc.)
Jurisdiction of Organization Date of Organization Account Number

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1. The undersigned (“Investor”) hereby subscribes for the dollar amount (“Subscription Amount”) and number of common shares (“Shares”) of EVIO, Inc., a Colorado corporation (the “Company”) as indicated on the signature page hereto.

2. In this Subscription Agreement (the “Agreement”), in addition to those terms defined throughout this Agreement, the following words have the following meanings:

(a) “Directed Selling Efforts” means “directed selling efforts” as that term is defined in Rule 902(c) of Regulation S (“Regulation S”) under the Securities Act. Without limiting the foregoing, but for greater clarity in this Agreement, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities and includes the placement of any advertisement in a publication “with a general circulation in the United States”, as such phrase is defined in Rule 902(c) of Regulation S, that refers to the Private Placement;

(b) “Distribution Compliance Period” means “distribution compliance period” as that term is defined in Regulation S under the Securities Act, which shall terminate the date six (6) months from the closing of the offering to which this Agreement relates.

(c) “U.S. Person” means a “U.S. person” as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (1) any natural person resident in the United States, (2) any partnership or corporation organized or incorporated under the laws of the United States, (3) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (4) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and (5) any partnership or corporation organized or incorporated under the laws of any non U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) who are not natural persons, estates or trusts.

3. Investor requests the Shares to be registered and delivered as follows:

Registration Instructions	Delivery Instructions
Name to appear on certificate	Name and account reference, if applicable
Account reference, if applicable	Telephone number
Address	Address

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4. To induce the Company to accept this subscription, the Investor hereby agrees and represents that:

(a) The Investor has transferred by wire funds equal to the Subscription Amount to the Company concurrently with submitting this Subscription Agreement, unless otherwise agreed by the Company.

(b) Investor has truthfully completed, executed and delivered the applicable form(s) of this Agreement and such forms contain information about the Investor that is true and accurate as of the date of signing and will be true and correct as at closing.

(c) Within five (5) days after receipt of a written request from the Company, the Investor shall provide such information and execute and deliver such documents as the Company may reasonably request to comply with any and all laws and ordinances to which the Company may be subject, including the securities laws of the United States or any other applicable jurisdiction.

(d) The Investor understands the meaning and legal consequences of, and that the Company intends to rely upon, the representations and warranties contained in Sections 5 and 6 hereof, and the Investor hereby agrees to indemnify and hold harmless the Company and each any manager, member, officer, employee, agent or affiliate thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Investor.

5. The Investor hereby represents and warrants that that the Investor is an Accredited Investor, as defined by Rule 501 of Regulation D under the Securities Act, and Investor meets at least one of the following criteria (initial all that apply):

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The Investor is a natural person (individual) whose own net worth, taken together with the net worth of the Investor’s spouse, exceeds $1,000,000, excluding equity in the Investor’s principal residence unless the net effect of his or her mortgage results in negative equity, the Investor should include any negative effects in calculating his or her net worth

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The Investor is a natural person (individual) who had an individual income in excess of $200,000 (or joint income with the Investor spouse in excess of $300,000) in each of the two previous years and who reasonably expects a gross income of the same this year.

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The Investor is an entity as to which all the equity owners are Accredited Investors. If this paragraph is initialed, the Investor represents and warrants that the Investor has verified all such equity owners’ status as an Accredited Investor.

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The Investor is either (i) a corporation, (ii) an organization described in Section 501(c)(3) of the Internal Revenue Code, (iii) a trust, or (iv) a partnership, in each case not formed for the specific purpose of acquiring the securities offered, and in each case with total assets in excess of $5,000,000.

6. The Investor hereby further represents, warrants, covenants, acknowledges and agrees that:

(a) The information provided by the Investor is true and correct in all respects as of the date hereof and the Investor hereby agrees to promptly notify the Company and supply corrective information to the Company if, prior to the consummation of its investment in the Company, any of such information becomes inaccurate or incomplete.

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(b) The Investor, if an individual, is over 21 years of age, and the address set forth above is the true residence and domicile of the Investor, and the Investor has no present intention of becoming a resident or domiciliary of any other state or jurisdiction. If a corporation, trust, partnership or other entity, the Investor has its principal place of business at the address set forth above.

(c) The Investor is a resident of Canada, and the Investor is purchasing as principal or is deemed to be purchasing as principal in accordance with applicable legislation and meets the definition of “accredited investor” as such term is defined under National Instrument 45-106 Prospectus Exemptions and has completed and signed the Canadian Accredited Investor Status Certificate forming part of this Subscription Agreement.

(d) The Investor has had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Company and the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the Investor.

(e) The Investor is not a person created or used solely to purchase or hold securities in order to comply with an exemption from the prospectus requirements of applicable legislation and if the Investor is not an individual, it pre-existed the offering and has a bona fide purpose other than investment in the Shares.

(f) Except as set forth in this Subscription Agreement, no representations or warranties have been made to the Investor by the Company or any partner, agent, employee or affiliate thereof.

(g) The Investor has consulted its own legal and tax advisers with respect to its proposed investment in the Company and the applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation.

(h) The Investor is not making this subscription in any manner as a representative of a charitable remainder unitrust or a charitable remainder trust.

(i) The Investor has the financial ability to bear the economic risk of the Investor’s investment, including a complete loss thereof, has adequate means for providing for its current needs and possible contingencies and has no need for liquidity in its investment.

(j) The Investor is not acquiring the Shares with a view towards distribution.

(k) Investor is acquiring the Shares for its own account and not for the benefit of any other person.

(l) Investor is not a U.S. Person or purchasing the Shares for a U.S. Person and will not sell the Shares to a U.S. Person or in the United States during the Distribution Compliance Period.

(m) The Investor did not acquire the Shares through Directed Selling Efforts and will not engage in any Directed Selling Efforts during the Distribution Compliance Period.

(n) Investor acknowledges and agrees that the Company will not, and shall refuse to, register transfer of the Shares that does not comply with Regulation S or is not made under a registration statement covering the securities or an available registration exemption.

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(o) Investor understands and agrees that offers and sales of any of the Shares by Investor prior to the expiration of the Distribution Compliance Period (a period of at least six months after the date of the issuance of the Shares) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state securities laws, and the Investor and any transferee of the Shares agree not to engage in hedging transactions involving the Shares unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable state securities laws;

(p) The Investor has not received, nor has the Investor requested, nor does the Investor have any need to receive, any offering memorandum, or any other document describing the business and affairs of the Company in order to assist the Investor in making an investment decision in respect of the Shares and the Investor has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Shares;

(q) no person has made to the Investor any written or oral representations:

(i) that any person will resell or repurchase the Shares;

(ii) that any person will refund the purchase price of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Shares for trading on any stock exchange;

(r) If the Investor is an individual, he or she is of the full age of majority and has all requisite legal capacity and competence to execute and deliver this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder, or if the Investor is a corporation, the Investor is duly incorporated and is a valid and existing corporation, has the necessary corporate capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Shares and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, and, in any case, upon acceptance by the Company, this Subscription Agreement will constitute a legal, valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms and will not result in a violation of or create a state of facts which, after notice, lapse of time or both, would constitute a default or breach of any of the Investor’s constating documents, by-laws or authorizing resolutions (if applicable), any agreement to which the Investor is a party or by which the Investor is bound or any law applicable to the Investor or any judgment, decree, order, statute, rule or regulation applicable to the Investor.;

(s) The Investor has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation.

(t) The Investor has no knowledge of a “material fact” or “material change” (as those terms are defined in applicable legislation) in the affairs of the Company that has not been generally disclosed to the public, except knowledge of this particular transaction.

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(u) The offer made by this subscription is irrevocable (subject to the Investor’s right to withdraw the subscription and to terminate the obligations as set out in this Agreement) and requires acceptance by the Company.

(v) The Investor is not a “control person” of the Company as defined in applicable legislation, will not become a “control person” by virtue of this subscription for the Shares and does not intend to act in concert with any other person to form a control group of the Company.

(w) The Investor has been independently advised as to the applicable hold period imposed in respect of the Shares by securities legislation in the jurisdiction in which the Investor resides and confirms that no representation has been made respecting the applicable hold periods for the Shares and acknowledges that the hold period indicated in the terms does not constitute such representation and is aware of the risks and other characteristics of the Shares and of the fact that the Investor may not be able to resell the Shares except in accordance with the applicable securities legislation and regulatory policies.

(x) The Investor is capable of assessing the proposed investment as a result of the Investor’s financial and business experience or as a result of advice received from a registered person other than the Company or any affiliates of the Company.

(y) If required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Investor will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issuance of the Shares as may be required.

(z) The funds representing the aggregate subscription price for the Shares which will be advanced by the Investor hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Investor acknowledges that the Company may in the future be required by law to disclose the Investor’s name and other information relating to this Agreement and the Investor’s subscription hereunder, on a confidential basis, pursuant to such Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Investor (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Investor; and (b) the Investor shall promptly notify the Company if the Investor discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

(aa) The Investor acknowledges and understands that:

(i) No securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares.

(ii) There is no government or other insurance covering the Shares.

(iii) There are risks associated with the purchase of the Shares, the Investor is knowledgeable or experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities and is capable of bearing the economic risk of the investments.

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(iv) The Company is not currently a reporting issuer in any Province or Territory of Canada and as a result the Canadian hold period to which the Shares are subject will be indefinite in every Canadian jurisdiction in which the Shares are issued, until the Company becomes a reporting issuer in such jurisdiction. There is no assurance that the Company will ever become a reporting issuer in any Province or Territory of Canada in the future. The Investor further understands that these resale restrictions will be legended on the certificates representing the Shares and the Investor agrees to comply with such resale restrictions.

(v) No prospectus or registration statement has been or is intended to be filed by the Company with the securities regulatory authorities in Canada in connection with the issuance of the Shares, the issuance is intended to be exempted from the prospectus and registration requirements of applicable legislation and as a consequence of acquiring the Shares pursuant to these exemptions:

a) the Investor is restricted from using most of the civil remedies available under applicable legislation;

b) the Investor may not receive information that would otherwise be required to be provided to the Investor under applicable legislation; and

c) the Company is relieved from certain obligations that would otherwise apply under applicable legislation.

(vi) The Shares are a speculative investment and involve a substantial degree of risk.

(vii) The Company is required to file a report of trade with all applicable securities regulatory authorities or regulators containing personal information about the Investor. This report of trade will include the full name, residential address, telephone number and email address of each Investor, the number and type of securities purchased, the total purchase price paid for such securities, the date of the closing and specific details of the prospectus exemption relied upon under applicable securities laws to complete such purchase, including how the Investor qualifies for such exemption. The Investor hereby acknowledges and consents to the collection, use, and disclosure of personal information by such securities regulatory authorities and regulators, including the publishing or otherwise making available to the public personal information including, for individuals, their name, number and type of securities purchased, the purchase price therefor, and their insider or registrant status, if applicable, and for non-individual Investors, the above information and their address, contact person name and telephone number and the exemption relied upon. In the event the Investor has any questions with respect to the indirect collection of such information by such securities regulatory authorities and regulators, the Investor should contact the applicable securities regulatory authority or regulator using the contact information set out in Exhibit “A” to the Canadian Accredited Investor Status Certificate (Canadian Securities Commissions Contact Information) attached hereto. The Company may also be required pursuant to applicable securities laws to file this Agreement on SEDAR. By completing this Agreement, the Investor authorizes the indirect collection of the information described in this section by all applicable securities commissions and consents to the disclosure of such information to the public through: (i) the filing of a report of trade with all applicable securities commissions; and (ii) the filing of this Agreement on SEDAR.

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(viii) The Shares have not been registered under the Securities Act in reliance on exemptions thereunder for transactions not involving any public offering and that this offering has not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state agency.

(ix) The Shares constitute “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act.

(x) The Investor acknowledges that the Company's counsel is acting as counsel to the Company, and not as counsel to the Investor.

(xi) The proceeds received by the Company may not be sufficient to accomplish its business objectives, given its working capital requirements, acquisition costs, possible rescission of previous private placements, and ongoing compliance and regulatory costs.

(xii) There are restrictions on the Investor’s ability to resell the Shares and it is the responsibility of the Investor to find out what those restrictions are and to comply with them before selling the Shares.

(xiii) The certificates representing the Shares may contain restrictive legends reflecting the foregoing.

(bb) If the Investor is an entity, the Investor represents that: (i) it was not formed for the purpose of investing in the Company; (ii) it is not investing more than 40% of its total assets in the Company; (iii) each of the Investor’s beneficial owners participates in investments made by the Investor pro rata in accordance with its interest in the Investor and, accordingly, the Investor’s beneficial owners cannot opt-in or opt-out of investments made by the Investor; (iv) the Investor’s beneficial owners did not and will not contribute additional capital (other than previously committed capital) for the purpose of purchasing the Shares; (v) the person executing this Agreement on Investor’s behalf has the power and authority to do so; and (vi) Investor has the authority to enter into this Agreement, which shall be binding on Investor upon execution, and no further consent is required for Investor to acquire the Shares. If the Investor is an entity in which a holder of an interest in such entity may decide whether or how much to invest by means of such entity in various investment vehicles including the Company, then the Investor shall notify the Company as to the number of holders of interests in the Investor, the number of holders of interests in the Investor that hold interests in the Company through the Investor and any changes to either such number.

(cc) The Investor represents and warrants that (i) the Shares are to be purchased with funds that are from legitimate sources in connection with its regular business activities and which do not constitute the proceeds of criminal conduct; (ii) the Shares are not being acquired, and will not be held, in violation of any applicable laws; (iii) the Investor is not listed on the list of Specially Designated Nationals and Blocked Persons maintained by the United States Office of Foreign Assets Control (“OFAC”); and (iv) the Investor is not a senior foreign political figure, or any immediate family member close associate of a senior foreign political figure.

(dd) If the Investor is an individual retirement account, qualified pension, profit sharing or other retirement plan, or governmental plans or units (all such entities are herein referred to as a “Retirement Trust”), the Investor represents that the investment in the Company by the Retirement Trust has been authorized by the appropriate person or persons and that the Retirement Trust has consulted its counsel with respect to such investment and the Investor represents that it has not relied on any advice of the Manager or its affiliates in making its decision to invest in the Company.

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7. It is understood that this subscription is not binding on the Company until accepted by the Company. The Company may accept this subscription in whole or in part.

8. The Company reserves the right to request such information as is necessary to verify the identity of the Investor. The Investor shall promptly on demand provide such information and execute and deliver such documents as the Company may request to verify the accuracy of the Investor’s representations and warranties herein or to comply with the USA PATRIOT Act of 2001, as amended (the “Patriot Act”), certain anti-money laundering laws or any other law or regulation to which the Company may be subject (the “Relevant Legislation”). In addition, by executing this subscription agreement the Investor authorizes the Manager to provide the Company’s legal counsel and any other appropriate third party with information regarding the Investor’s account, until the authorization is revoked by the Investor in writing to the Company.

9. The Company represents and warrants to the Investor that:

(a) The Company is duly formed and validly existing in good standing as a limited liability company under the laws of the State of Colorado and has all requisite power and authority to carry on its business as now conducted.

(b) The execution, delivery and performance by the Company of this Subscription Agreement have been authorized by all necessary action on behalf of the Company, and upon execution by the Company, this Subscription Agreement will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

10. All Investor documents, notices and other communications to the Company should be addressed to the above captioned address. Notices to Investor will be sent to the address provided on the first page of this Agreement.

11. This Subscription Agreement (including its Exhibits) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties in connection therewith. No covenant, representation or condition not expressed in this Subscription Agreement shall affect, or be effective to interpret, change or restrict, the express provisions of this Subscription Agreement.

12. This subscription is not transferable or assignable by the Investor and any purported transfer shall be null and void. All notices or other communications to be given or made hereunder shall be in writing and shall be delivered personally or mailed, postage prepaid, to the Investor or to the Company, as the case may be. This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Colorado, U.S.A., without regard to its principles of conflicts of laws. All nouns and pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document. Investors’ representations and warranties contained herein shall survive the closing of the purchase of Shares.

[EXECUTION PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

_________________, 2018	_________________________________
Date	Name of Investor

$_________________	_________________________________
Subscription Amount	Signature
__________________	_________________________________
# of Common Shares	Title (if the Investor is not a natural person)

______________________________

Company Acceptance:

The foregoing subscription is hereby accepted on behalf of the Company the ____ day of _______________, 2018.

The Subscription in the amount of $_________________ is accepted for ______ Common Shares.

EVIO, INC.

Per: __________________________________________

(authorized signatory)

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EXHIBIT A

FOREIGN PERSON QUESTIONNAIRE AND DISCLOSURE SUPPLEMENT

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EXHIBIT B

NON-US (CANADIAN AND INTERNATIONAL) ACCREDITED INVESTOR STATUS CERTIFICATE

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

Please note that if the Investor qualifies as an “accredited investor” under paragraphs (j), (k) or (l) below, a completed and executed Exhibit A - Form 45-106F9 must also be completed.

In connection with the purchase by the undersigned Investor of the Shares, the Investor, on its own behalf and on behalf of each of the beneficial purchasers for whom the Investor is acting, hereby represents, warrants, covenants and certifies to Evio, Inc. (the “Company”) (and acknowledges that the Company and its counsel are relying thereon) that:

(a)	the Investor, or each of the beneficial purchasers for whom the Investor is acting, is purchasing the Shares as principal for its own account and not for the benefit of any other person;

(b)	the Investor, or each of the beneficial purchasers for whom the Investor is acting, is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within the category of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(c)	upon execution of this Certificate, including if applicable the Exhibit “A” attached hereto, by the Investor, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

Please check the appropriate box:

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;
☐	(a.1)

in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of the Securities Act (Ontario); or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐	(c)

a subsidiary of any person or company referred to in paragraphs (a), (a.1) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer, except as otherwise prescribed by the regulations;
☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

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☐	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)

the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction (province or territory) of Canada;

☐	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000; The Investor is required to complete EXHIBIT A.

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;
☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; The Investor is required to complete EXHIBIT A.

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; The Investor is required to complete EXHIBIT A.
☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
☐	(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub-paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

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☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or
☐	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

(a) “bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b) “Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c) “company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d) “financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e) “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f) “investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

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(g) “person” includes

(i) an individual,

(ii) a corporation,

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and

(iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(h) “related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(i) “Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(j) “spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(k) “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Dated:	_______________, 2018	Signed:

_________________________________ Witness (If Purchaser is an Individual)		Print the name of Investor

_________________________________ Print Name of Witness		__________________________________________ If Investor is not an Individual, print name and title of Authorized Signing Officer

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EXHIBIT “A” TO ACCREDITED INVESTOR STATUS CERTIFICATE

Risk Acknowledgement Form for Individual Accredited Investors

WARNING TO INVESTORS

This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE COMPANY
1. About your investment
Type of securities: Common Shares	Issuer: EVIO, Inc.
Purchased from: EVIO, Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE INVESTOR
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of US$_________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

• Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date: , 2018
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the Investor with respect to making this investment. That could include a representative of the Company or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE COMPANY
6. For more information about this investment

EVIO, Inc.

62930 O.B. Riley Rd.

Suite 300

Bend, Oregon, USA

Attention: President or CEO

Tel: 702-343-7470

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

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Canadian Securities Commission Contact Information

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297 6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information:

Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage C.P. 246, Tour de la Bourse Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only) Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

Government of Yukon

Department of Community Services

Law Centre, 3rd Floor

2130 Second Avenue

Whitehorse, Yukon Y1A 5H6

Telephone: (867) 667-5314

Facsimile: (867) 393-6251

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